SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):December 21, 2001

MEMC Electronic Materials, Inc.

(Exact Name of Registrant as Specified in its Charter)
Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

501 Pearl Drive (City of O'Fallon)
St. Peters, Missouri, 63376 (636) 474-5000
(Address, including zip code and telephone number of principal executive offices)

Item 5. Other Events.

As previously reported in the Company's Form 8-K filed on November 28, 2001 with the Securities and Exchange Commission, on November 13, 2001, E.ON AG and its affiliates and an investor group led by Texas Pacific Group (collectively, "TPG") announced the closing of the transactions contemplated by their purchase agreement dated September 30, 2001. In connection with those transactions, the Company executed a definitive restructuring agreement with TPG Wafer Holdings LLC, an affiliate of the Texas Pacific Group.

As part of the restructuring, TPG established a five-year revolving credit facility (the "TPG Credit Agreement") pursuant to which the lender parties committed to make available to the Company a line of credit in an aggregate amount of $150 million. Pursuant to the TPG Credit Agreement, loans would be made subject to certain conditions and the following aggregate lending limitations: (i) $50 million at any time prior to January 1, 2002; (ii) $75 million at any time prior to April 1, 2002; (iii) $100 million at any time prior to July 1, 2002; (iv) $125 million at any time prior to October 1, 2002; and (v) $150 million at any time on and after October 1, 2002.

The TPG Credit Agreement provided that loans would bear interest at a rate of LIBOR plus 3.5% per annum or an alternate base rate (based upon the greater of the Federal funds rate plus 0.5% and Citibank N.A.'s prime rate) plus 2.5% per annum. As collateral under the TPG Credit Agreement, the Company pledged substantially all of its domestic assets, including all of the capital stock of most of its domestic subsidiaries and 65% of the capital stock of certain of its foreign subsidiaries, but excluding any assets then currently pledged to support third party debt. The Company's domestic subsidiaries also guaranteed the Company's payment obligations under the TPG Credit Agreement.

Subsequent to the original closing of the debt restructuring transactions, the Company made arrangements to replace the TPG Credit Agreement with a substantially similar five-year revolving credit facility with an affiliate of Citibank, N.A. ("Citibank"). On December 21, 2001, the Company entered into the new Citibank credit facility (the "Citibank Credit Agreement"), which replaced the TPG Credit Agreement. TPG has guaranteed the Company's obligations under the Citibank Credit Agreement, and in return, the Company has entered into a reimbursement agreement with the guarantors (the "Reimbursement Agreement") under which the Company has agreed to reimburse the guarantors for any payments made under the guaranty. Both the Citibank Credit Agreement and the Reimbursement Agreement are secured by substantially the same collateral that secured the original TPG Credit Agreement. As with the TPG Credit Agreement, the Company's domestic subsidiaries have guaranteed MEMC's obligations under the Citibank Credit Agreement and the Reimbursement Agreement. The subsidiary guarantees are supported by security interests in substantially all of the assets of the Company's domestic subsidiaries.

The interest rate under the Citibank Credit Agreement is LIBOR plus 1.5% or an alternative base rate (based upon the greater of the Federal funds rate plus 0.5% and Citibank N.A.'s prime rate) plus 0.5% per annum.

Item 7	Financial Statements and Exhibits.

(c)	The following exhibit is filed as part of this report on Form 8-K:

4.1

Amended and Restated Indenture, dated as of December 21, 2001, among MEMC Electronic Materials, Inc., Citibank, N.A., as trustee, and Citicorp USA, Inc., as collateral agent, and Form of Note attached as an exhibit thereto.

10.1

Reimbursement Agreement, dated as of December 21, 2001 by and among MEMC Electronic Materials, Inc., TPG Partners III, L.P., TCW/Crescent Mezzanine Partners III, L.P., TCW/Crescent Mezzanine Trust III, Green Equity Investors III, L.P. and Green Equity Investors Side III, L.P., and Citicorp USA, Inc.

10.2	Amended and Restated Security Agreement, dated as of December 21, 2001, among MEMC Electronic Materials, Inc., each subsidiary listed on Schedule I thereto, and Citicorp USA, Inc.
10.3	Amended and Restated Pledge Agreement, dated as of December 21, 2001, among MEMC Electronic Materials, Inc., each subsidiary listed on Schedule I thereto, and Citicorp USA, Inc.
10.4

Amended and Restated Indemnity, Subrogation and Contribution Agreement, dated as of December 21, 2001, among MEMC Electronic Materials, Inc., each subsidiary listed on Schedule I thereto, and Citicorp USA, Inc.

10.5	Amended and Restated Guarantee Agreement, dated as of December 21, 2001, among MEMC Electronic Materials, Inc., each subsidiary listed on Schedule I thereto, and Citicorp USA, Inc.
10.6

Termination and Funding Agreement, dated as of December 21, 2001, by and among MEMC Electronic Materials, Inc., TPG Wafer Credit Partners LLC, T3 Partners II, L.P., T3 Parallel II, L.P., TCW/Crescent Mezzanine Partners III, L.P, TCW/Crescent Mezzanine Trust III, Green Equity Investors III, L.P., Green Equity Investors Side III, L.P., and Citicorp USA, Inc.

10.7	Revolving Credit Agreement, dated as of December 21, 2001, among MEMC Electronic Materials, Inc., the lenders party thereto, and Citicorp USA, Inc.
10.8	Security Agreement, dated as of December 21, 2001, among MEMC Electronic Materials, Inc., each subsidiary listed on Schedule I thereto, and Citicorp USA, Inc.
10.9	Pledge Agreement, dated as of December 21, 2001, among MEMC Electronic Materials, Inc., each subsidiary listed on Schedule I thereto, and Citicorp USA, Inc.
10.10	Indemnity, Subrogation and Contribution Agreement, dated as of December 21, 2001, among MEMC Electronic Materials, Inc., each subsidiary listed on Schedule I thereto, and Citicorp USA, Inc.
10.11	Guarantee Agreement, dated as of December 21, 2001, among MEMC Electronic Materials, Inc., each subsidiary listed on Schedule I thereto, and Citicorp USA, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
MEMC ELECTRONIC MATERIALS, INC.

Date: January 14 , 2001	/s/ James M. Stolze
By: James M. Stolze
Title: Executive Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description of Exhibit

4.1

Amended and Restated Indenture, dated as of December 21, 2001, among MEMC Electronic Materials, Inc., Citibank, N.A., as trustee, and Citicorp USA, Inc., as collateral agent, and Form of Note attached as an exhibit thereto.

10.1

Reimbursement Agreement, dated as of December 21, 2001 by and among MEMC Electronic Materials, Inc., TPG Partners III, L.P., TCW/Crescent Mezzanine Partners III, L.P., TCW/Crescent Mezzanine Trust III, Green Equity Investors III, L.P. and Green Equity Investors Side III, L.P., and Citicorp USA, Inc.

10.2	Amended and Restated Security Agreement, dated as of December 21, 2001, among MEMC Electronic Materials, Inc., each subsidiary listed on Schedule I thereto, and Citicorp USA, Inc.
10.3	Amended and Restated Pledge Agreement, dated as of December 21, 2001, among MEMC Electronic Materials, Inc., each subsidiary listed on Schedule I thereto, and Citicorp USA, Inc.
10.4

Amended and Restated Indemnity, Subrogation and Contribution Agreement, dated as of December 21, 2001, among MEMC Electronic Materials, Inc., each subsidiary listed on Schedule I thereto, and Citicorp USA, Inc.

10.5	Amended and Restated Guarantee Agreement, dated as of December 21, 2001, among MEMC Electronic Materials, Inc., each subsidiary listed on Schedule I thereto, and Citicorp USA, Inc.
10.6

Termination and Funding Agreement, dated as of December 21, 2001, by and among MEMC Electronic Materials, Inc., TPG Wafer Credit Partners LLC, T(3) Partners II, L.P., T(3) Parallel II, L.P., TCW/Crescent Mezzanine Partners III, L.P, TCW/Crescent Mezzanine Trust III, Green Equity Investors III, L.P., Green Equity Investors Side III, L.P., and Citicorp USA, Inc.

10.7	Revolving Credit Agreement, dated as of December 21, 2001, among MEMC Electronic Materials, Inc., the lenders party thereto, and Citicorp USA, Inc.
10.8	Security Agreement, dated as of December 21, 2001, among MEMC Electronic Materials, Inc., each subsidiary listed on Schedule I thereto, and Citicorp USA, Inc.
10.9	Pledge Agreement, dated as of December 21, 2001, among MEMC Electronic Materials, Inc., each subsidiary listed on Schedule I thereto, and Citicorp USA, Inc.
10.10	Indemnity, Subrogation and Contribution Agreement, dated as of December 21, 2001, among MEMC Electronic Materials, Inc., each subsidiary listed on Schedule I thereto, and Citicorp USA, Inc.
10.11	Guarantee Agreement, dated as of December 21, 2001,among MEMC Electronic Materials, Inc., each subsidiary listed on Schedule I thereto, and Citicorp USA, Inc.